UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 346-7200

n/a
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 15, 2010, Santander Holdings USA, Inc. (the “Company”) entered into a commercial paper program (the “Program”) under which the Company may issue unsecured commercial paper notes (the “Notes”) on a private placement basis up to a maximum aggregate amount outstanding at any time of $2,000,000,000.  The proceeds of the commercial paper issuances will be used for general corporate purposes.  Amounts available under the Program may be reborrowed.

Santander Investment Securities Inc., Barclays Capital Inc. and J.P. Morgan Securities Inc. will act as dealers under the Program (collectively, the “Dealers”) pursuant to the terms and conditions of their respective Commercial Paper Dealer Agreements with the Company, dated as of July 15, 2010 (each a “Dealer Agreement”).  Deutsche Bank Trust Company Americas will act as issuing and paying agent under the Program.

The Program provides the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of Notes pursuant to an exemption from federal and state securities laws.  The Program contains customary representations, warranties, covenants and indemnification provisions.

The maturities of the Notes will vary, but may not exceed 397 days from the date of issue.  The Notes will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon from time to time by the Dealers and the Company.

A copy of the Dealer Agreement between Santander Holdings USA, Inc. and Santander Investment Securities Inc., dated as of July 15, 2010, is attached to this report as Exhibit 10.1 and is incorporated by reference herein.  In accordance with Instruction 2 to Item 601 of Regulation S-K, the Company is filing only one commercial paper dealer agreement, as the other agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions.  The description above is a summary of the Program and is qualified in its entirety by the Dealer Agreements.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Program discussed under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1.1	Commercial Paper Dealer Agreement between Santander Holdings USA, Inc. and Santander Investment Securities Inc., dated as of July 15, 2010.*
10.1.2	Schedule of Agreements omitted pursuant to Instruction 2 to Item 601 of Regulation S-K.

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* In accordance with Instruction 2 to Item 601 of Regulation S-K, the Company has filed only one commercial paper dealer agreement, as the other agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Dated: July 21, 2010	By: /s/ Christopher K. Pfirman
Name: Christopher K. Pfirman
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1.1	Commercial Paper Dealer Agreement between Santander Holdings USA, Inc. and Santander Investment Securities Inc., dated as of July 15, 2010.*
10.1.2	Schedule of Agreements omitted pursuant to Instruction 2 to Item 601 of Regulation S-K.

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* In accordance with Instruction 2 to Item 601 of Regulation S-K, the Company has filed only one commercial paper dealer agreement, as the other agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions.